UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2023 (December 22, 2023)

Chenghe Acquisition I Co.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41246	98-1605340
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

38 Beach Road #29-11 South Beach Tower Singapore		189767
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (+65) 9851 8611

LatAmGrowth SPAC

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	LATGU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	LATG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Business Combination Agreement

On December 22, 2023, Chenghe Acquisition I. Co., a Cayman Islands exempted company (the “SPAC”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with FST Corp., a Cayman Islands exempted company limited by shares (“CayCo”), FST Merger Ltd., a Cayman Islands exempted company limited by shares and a direct wholly owned subsidiary of CayCo, (“Merger Sub”) and Femco Steel Technology Co., Ltd., a company limited by shares incorporated and in existence under the laws of Taiwan with uniform commercial number of 04465819 (the “Company,” and together with CayCo and Merger Sub, the “Company Parties”), pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein, Merger Sub shall be merged with and into SPAC with SPAC being the surviving company and as a direct, wholly owned subsidiary of CayCo (the “Merger”), and SPAC will change its name to “FST Ltd.” (the “Business Combination”). The closing of the Business Combination will be conditional upon, among other things, the closing of the FST Restructuring (the “FST Restructuring Closing”) (as discussed further below).

The time of the closing of the Business Combination is referred to herein as the “Closing.” The date of the Closing of the Business Combination is referred to herein as the “Closing Date.” Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Business Combination Agreement.

The Business Combination Agreement and the transactions contemplated thereby were approved by the board of directors of SPAC.

FST Restructuring

The Company Parties will use their respective best efforts to cause each other counterparties thereto to execute and deliver (i) the Phase I Restructuring Documents with the relevant parties thereto within seventy-two (72) calendar days after the date of the Business Combination Agreement, pursuant to which CayCo will acquire 55% of the Aggregate Fully Diluted Company Shares, and (ii) the Phase II Restructuring Documents (and together with Phase I Restructuring Documents, the “Company Restructuring Documents”) as soon as reasonably practicable and legally feasible and in no event later than thirty (30) Business Days after the Financial Supervisory Commission of Taiwan issues its approval for the termination of the Company’s Taiwan Public Company status. The Company Parties will use their respective best efforts to procure the Company Restructuring Documents to be executed with each of the relevant parties thereto such that the Company Acquisition Percentage shall be at least 90%. The purchase and acquisition of the Company Shares by CayCo in accordance with the Company Restructuring Documents at the FST Restructuring Closing shall be referred to as “Company Acquisition”.

The Company Parties agree that the Company Restructuring Documents shall provide that at the FST Restructuring Closing, CayCo shall issue and allot to each Company Shareholder who has agreed to so subscribe (“Company Shareholder Subscription” and together with Company Acquisition, the “FST Restructuring”) in respect of each Company Share owned by such person, a number of CayCo Ordinary Shares that equals to the Subscription Factor, subject to any adjustment in relation to the issuance of fractional shares as set forth in the Business Combination Agreement.

The FST Restructuring Closing shall take place one (1) Business Day before the Closing Date or such other time and place as SPAC and the Company may mutually agree.

The Company Restricting Documents shall provide that on and from the FST Restructuring, any shareholders, voting or similar agreement among the Company and any of the Company Shareholders or among the Company Shareholders, if any, with respect to the Company or its shares shall automatically, and without any further action by any of the parties, be terminated in full and become null and void and of no further force and effect, with no liability whatsoever for the Company.

The Company shall apply for de-registration from the Emerging Stock Market of the Taipei Exchange of Taiwan (the “Taiwan Stock Market”) within five (5) days after the Company obtained the Company Shareholders’ approval to withdraw the public reporting status of the Company as a Taiwan Public Company (the “Company Shareholder Approval”).

After CayCo files the registration statement on Form F-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), the parties shall agree on the appropriate timing to apply to the Financial Supervisory Commission of Taiwan to terminate the status of the Company as a Taiwan Public Company, but in no event later than twenty (20) days after receiving the first round of comments on the Registration Statement from the SEC. The de-registration from the Taiwan Stock Market and the termination of the status of the Company as a Taiwan Public Company with the Financial Supervisory Commission of Taiwan are collectively referred to herein as “FST Withdrawal.”

As soon as practicable and to the extent legally feasible under the applicable Laws after Closing, the Company shall use reasonable best efforts to enter into and consummate a transaction with CayCo for CayCo to acquire the Company Shares owned by the Company Shareholders who choose not to participate in the FST Restructuring or other alternative transactions to be agreed by Chenghe (as defined below) and the Company.

The “Subscription Factor” is a number resulting from dividing (x) the result of the quantity of the Base Equity Value divided by US$10.00, by (y) the Aggregate Fully Diluted Company Shares as at the time of calculation. The “Aggregate Fully Diluted Company Shares” means, without duplication, the aggregate number of Company Shares that are (i) issued and outstanding or (ii) issuable upon, or subject to (x) the exercise or settlement of any Option or (y) the consummation of any PIPE Investment, if any. The “Base Equity Value” means US$400,000,000. The “Company Acquisition Percentage” means a number, expressed as a percentage, calculated by dividing (x) the number of Aggregate Fully Diluted Company Shares owned by CayCo immediately after the FST Restructuring Closing by (y) the Aggregate Fully Diluted Company Shares at such time.

The Merger

Pursuant to the Business Combination Agreement, at the Merger Effective Time, and in respect of SPAC B Class B Conversion, immediately prior to the Merger Effective Time, (i) each outstanding SPAC Unit (“SPAC Unit”), consisting of one (1) SPAC Class A Ordinary Share and one-half (1/2) of one (1) SPAC Warrant, will be automatically separated (“Unit Separation”) and the holder thereof will be deemed to hold one (1) SPAC Class A Ordinary Share and one-half (1/2) of one (1) SPAC Warrant; (ii) each SPAC Class B Ordinary Share that is issued and outstanding immediately prior to the Merger Effective Time shall be automatically converted into one (1) SPAC Class A Class Share (the “SPAC Class B Conversion”) and each SPAC Class B Ordinary Share shall no longer be issued and outstanding and shall automatically be cancelled and cease to exist; (iii) each SPAC Class A Ordinary Share (which for the avoidance of doubt, includes the SPAC Class A Ordinary Shares (A) issued in connection with the SPAC Class B Conversion; and (B) held as a result of Unit Separation) shall be converted into the right to receive one (1) CayCo Ordinary Share; and (iv) each SPAC Warrant that is outstanding and unexercised shall be automatically converted into the right to receive a CayCo Warrant, which shall be on the same terms and conditions as the applicable SPAC warrant.

At the Closing, in accordance with Part XVI of the Companies Act of the Cayman Islands, Merger Sub will merge with and into SPAC, the separate corporate existence of Merger Sub will cease and SPAC will be the surviving corporation and a wholly-owned subsidiary of CayCo.

Representations and Warranties; Covenants

The parties to the Business Combination Agreement have agreed to customary representations and warranties for transactions of this type. The representations and warranties made under the Business Combination Agreement will not survive the Closing.

In addition, the parties to the Business Combination Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, (i) a covenant of each party to use its reasonable best efforts to cause the Business Combination and the FST Restructuring to be consummated after the date of the execution of the Business Combination Agreement as promptly as reasonably practicable, (ii) a covenant of the Company Parties to take all actions as soon as practicable and as may be reasonably necessary to, among other things, implement and consummate (x) the FST Withdrawal and (y) the Squeeze Out; (iii) a covenant of the Company Parties to use their respective best efforts to execute or deliver (i) the Phase I Restructuring Documents with the relevant parties thereto within seventy-two (72) calendar days after the date of the Business Combination Agreement, and (ii) the Phase II Restructuring Documents as soon as reasonably practicable and legally feasible and in no event later than thirty (30) Business Days after the Financial Supervisory Commission of Taiwan issues its approval for the termination of the Company’s Taiwan Public Company status, and the Company Parties to each use their respective best efforts to cause the Company Restructuring Documents to be executed with each of the relevant parties thereto such that the Company Acquisition Percentage shall be at least 90%; (iv) a covenant of each party to jointly prepare and CayCo to file with the SEC the Registration Statement, which shall include proxy statement to be sent to SPAC Shareholders relating to the SPAC Shareholders’ Meeting (as defined below) and a prospectus in connection with the registration under the Securities Act of CayCo Ordinary Shares and CayCo Warrants that will be issued in connection with the Merger and FST Restructuring; (v) a covenant of SPAC to convene an extraordinary general meeting of the SPAC Shareholders (the “SPAC Shareholders’ Meeting”) as soon as promptly as practicable after the Registration Statement is declared effective under the Securities Act but no later than thirty-five (35) Business Days following the date of the Registration Statement is declared effective and of the board of directors of the SPAC to recommend that the shareholders of the SPAC approve the shareholder proposals; (vi) a covenant of the Company to obtain and deliver to SPAC the Company Shareholder Approval through a shareholder meeting as soon as practicable but in no event later than forty five (45) Business Days after the date of the Business Combination Agreement; (vii) covenants prohibiting the Group, CayCo, Merger Sub and SPAC from, among other things, solicitating or negotiating with third parties regarding alternative transactions and agreeing to certain related restrictions; (viii) a covenant by the Company to deliver to SPAC the audited financing statements as of and for the years ended December 31, 2022 and 2021 that have been prepared in accordance with PCAOB auditing standards by a PCAOB qualified auditor and other audited and unaudited financial statements of the Company that are required to be included in the Registration Statement; (ix) a covenant by the Company Parties to use their respective best efforts to (x) apply for the Phase I DIR Approval within ten (10) Business Days after the Company’s de-registration of trading from the Taiwan Stock Market, and obtain the Phase I DIR Approval as promptly and as legally feasible and reasonably practicable, and (y) apply for the Phase II DIR Approval within thirty (30) Business Days after the termination of the Company’s Taiwan Public Company status, and obtain the Phase II DIR Approval as promptly and as legally feasible and reasonably practicable; and (x) a covenant by the Company and SPAC to reasonably cooperate in a timely manner in connection with any financing arrangement the parties seek in connection with the Transactions.

Conditions to Each Party’s Obligations

Under the Business Combination Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Business Combination are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among others, (i) the accuracy of representations and warranties to various standards, from no material qualifier to a material adverse effect qualifier, (ii) material compliance with pre-closing covenants, (iii) no material adverse effect for the Company, (iv) the Company Acquisition Percentage reaching at least 90%; (v) the consummation of the FST Restructuring; (v) the delivery of customary closing certificates, (vi) the receipt of Taiwan DIR Approval and such approval being effective, (vi) the absence of a legal prohibition on consummating the Transactions, (vii) approval by the SPAC’s and the Company’s shareholders, (viii) approval of a listing application on the applicable Stock Exchange for newly issued shares, and (ix) SPAC having at least US$5,000,001 of net tangible assets remaining after redemption.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the closing of the Business Combination, including, among other things, (i) by mutual written consent of SPAC and the Company, (ii) by the Company or SPAC, upon any governmental order (except for Taiwan DIR Approval) preventing the consummation of the Merger or the FST Restructuring which shall have become final and non-appealable, (iii) by the Company, if SPAC fails to obtain the approval from SPAC’s Shareholders at the SPAC Shareholders’ Meeting or at any adjournment or postponement thereof, (iv) by the Company, upon any material breach of the obligations of SPAC under the Business Combination Agreement, which results in the failure to satisfy any closing condition of the Company, provided that if such material breach is curable by SPAC, SPAC shall have the right to use reasonable best efforts to cure such material breach within thirty (30) calendar days after the receipt of notice of such material breach from the Company, (v) by SPAC, upon any material breach of the obligations of the Company Parties under the Business Combination Agreement, which results in the failure to satisfy any closing condition of SPAC, provided that if such material breach is curable by the Company Parties, the Company Parties shall have the right to use reasonable best efforts to cure such material breach within thirty (30) calendar days after the receipt of notice of such material breach from SPAC, (vi) by SPAC, if the Company Acquisition Percentage shall have not reached 90% at the FST Restructuring Closing, (vii) by SPAC, if the Company Parties fail to (x) receive the Phase I DIR Approval within one hundred and thirty two (132) calendar days after the date of Business Combination Agreement, (y) the Phase II DIR Approval within two hundred and ten (210) calendar days after the date of the Business Combination Agreement or (z) such Taiwan DIR Approval is revoked, terminated or loses effect, (viii) by SPAC, if the Company has suffered a Company Material Adverse Effect, (ix) by the Company or SPAC, if the Business Combination has not been consummated by 5:00 p.m. (Hong Kong time) on October 26, 2024 and such failure in closing beyond such date is not due to the breach of the Business Combination Agreement by the party seeking to terminate, and (x) by SPAC, if the Company Shareholder Approval has not been obtained within forty five (45) Business Days after the date of the Business Combination Agreement.

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the SPAC’s public disclosures.

Other Agreements

The Business Combination Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing, including, among others, the following:

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, SPAC, Chenghe Investment I Limited, a Cayman Islands exempted company (“Chenghe”), LatAmGrowth Sponsor LLC, a Delaware limited liability company (the “Old Sponsor,” and together with Chenghe, the “Sponsors”) and the Company entered into a sponsor support agreement (the “Sponsor Support Agreement”), pursuant to which each Sponsor has agreed to, among other things, vote in favor of the transactions contemplated under the Business Combination Agreement, from the date when the Company received the Taiwan DIR Approval until the Closing Date or, if earlier, until termination of the Business Combination Agreement.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Company Support Agreement

Concurrently with the execution of the Business Combination Agreement, SPAC, the Company, CayCo, certain shareholders of the Company listed thereto (each, a “Company Shareholder”) and certain shareholder of CayCo listed thereto (the “CayCo Shareholder”) entered into a company shareholder support agreement (the “Company Support Agreement”), pursuant to which each Company Shareholder and the CayCo Shareholder has agreed to, among other things, vote to the transactions contemplated under the Business Combination Agreement, and to not transfer any Subject Shares (as defined in the Company Support Agreement) until termination of the Company Support Agreement.

The foregoing description of the Company Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Company Support Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Lock-up Agreement

At the Closing, CayCo, the Sponsor, certain shareholder of the Company (the “Company Holders”) listed thereto and certain person listed thereto (the “Sponsor Key Holders”, and together with the Company Holders, the “Holders”) will enter into a lock-up agreement (the “Lock-up Agreement”). Pursuant to the Lock-up Agreement, each Holder agrees to not to transfer any Lock-Up Shares (as defined in the Lock-Up Agreement) for a period of six (6) months after the Closing Date, with certain exceptions and carveouts.

The foregoing description of the Lock-up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Lock-up Agreement, a copy of the form of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Investor Rights Agreement

At the Closing, CayCo, the Company, SPAC and other parties listed thereto will enter into an investor rights agreement (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, (i) CayCo will agree to undertake certain resale shelf registration obligations in accordance with the U.S. Securities Act of 1933, as amended (the “Securities Act”) and certain holders have been granted customary demand and piggyback registration rights, and (ii) each party to the Investor Rights Agreement agrees to cause (x) the board of CayCo to be comprised of five (5) directors (subject to increase by unanimous resolutions of the board from time to time), (y) one (1) of such directors should be nominated by the Sponsor and (z) as long as the Sponsor Parties (as defined in the Investor Rights Agreement) beneficially own any CayCo Ordinary Shares, CayCo shall take all necessary actions to cause the individuals nominated by the Sponsor for election as directors to be elected as directors.

The foregoing description of the Investor Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Investor Rights Agreement, a copy of the form of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 22, 2023, SPAC issued a press release announcing the execution of the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On December 22, 2023, the Company made a public announcement on Taiwan Stock Market in relation to the execution of the Business Combination Agreement. The English Translation of such public announcement is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The foregoing Exhibits 99.1 and 99.2 are being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibits 99.1 and 99.2.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

This Current Report on Form 8-K (“Form 8-K”) is provided for informational purposes only and contains information with respect to a proposed business combination (the “Proposed Business Combination”) between SPAC, the Company, CayCo and Merger Sub. This Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the Proposed Business Combination, CayCo intends to file the Registration Statement with the SEC, which will include a proxy statement to SPAC shareholders and a prospectus for the registration of CayCo securities. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be sent to all SPAC shareholders as of the record date to be established for voting on the Proposed Business Combination and will contain important information about the Proposed Business Combination and related matters. Shareholders of SPAC and other interested persons are advised to read these materials (including any amendments or supplements thereto) and any other relevant documents, because they will contain important information about SPAC, the Company and CayCo and the Proposed Business Combination. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. SPAC and the Company will also file other documents regarding the proposed business combination with the SEC. This Form 8-K does not contain all the information that should be considered concerning the Proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Business Combination.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SPAC ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by SPAC and CayCo through the website maintained by the SEC at www.sec.gov. The documents filed by SPAC and CayCo with the SEC also may be obtained free of charge upon written request to Chenghe Acquisition I Co., 38 Beach Road #29-11, South Beach Tower, Singapore.

Participants in the Solicitations

SPAC, the Company, CayCo and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from SPAC’s shareholders in connection with the proposed business combination. A list of the names of the directors, executive officers, other members of management and employees of SPAC and the Company, as well as information regarding their interests in the business combination, will be contained in the Registration Statement to be filed with the SEC by CayCo. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC. You may obtain free copies of these documents from the sources indicated above.

Caution About Forward-Looking Statements

This Form 8-K contains forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements and are based on beliefs and assumptions and on information currently available to SPAC, the Company and CayCo. No representations or warranties, express or implied are given in, or in respect of, this Form 8-K. These forward-looking statements are based on SPAC’s, the Company’s and CayCo’s expectations and beliefs concerning future events and involve risks and uncertainties that may cause actual results to differ materially from current expectations. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: the effect of the announcement or pendency of the Proposed Business Combination on the Company’s business relationships, operating results, current plans and operations of CayCo and the Company; the ability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things, competition, the ability of CayCo to grow and manage growth profitably; the possibility that SPAC, CayCo and/or the Company may be adversely affected by other economic, business, and/or competitive factors; estimates by SPAC, CayCo or the Company of expenses and profitability; expectations with respect to future operating and financial performance and growth, including the timing of the completion of the Proposed Business Combination; plans, intentions or future operations of CayCo or the Company relating to attainment, retention or renewal of any assessments, permits, licenses or other governmental notices or approvals, or the commencement or continuation of any construction or operations of plants or facilities; CayCo’s ability to execute on their business plans and strategy; and other risks and uncertainties described from time to time in filings with the SEC. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Although each of SPAC, the Company and CayCo believes that it has a reasonable basis for each forward-looking statement contained in this Form 8-K, each of SPAC, the Company and CayCo cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. These factors are difficult to predict accurately and may be beyond SPAC’s, the Company’s and CayCo’s control. In addition, there will be risks and uncertainties described in the Registration Statement relating to the Proposed Business Combination, which is expected to be filed by CayCo with the SEC and other documents filed by SPAC or CayCo from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements.

There may be additional risks that neither SPAC, the Company or CayCo presently know or that SPAC, the Company and CayCo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by SPAC, the Company or CayCo, their respective directors, officers or employees or any other person that SPAC, the Company and CayCo will achieve their objectives and plans in any specified time frame, or at all. Forward-looking statements in this Form 8-K or elsewhere speak only as of the date made. New uncertainties and risks arise from time to time, and it is impossible for SPAC, the Company or CayCo to predict these events or how they may affect SPAC, the Company or CayCo. Except as required by law, neither SPAC nor the Company nor CayCo has any duty to, and does not intend to, update or revise the forward-looking statements in this Form 8-K or elsewhere after the date this Form 8-K is issued. In light of these risks and uncertainties, investors should keep in mind that results, events or developments discussed in any forward-looking statement made in this Form 8-K may not occur. Uncertainties and risk factors that could affect SPAC's, the Company’s and CayCo’s future performance and cause results to differ from the forward-looking statements in this release include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Proposed Business Combination; the risk that the Proposed Business Combination or other business combination may not be completed by SPAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; the outcome of any legal proceedings that may be instituted against SPAC, the Company or CayCo, the combined company or others following the announcement of the Proposed Business Combination; the inability to complete the Proposed Business Combination due to the failure to obtain approval of the shareholders of SPAC or to satisfy other conditions to closing; changes to the proposed structure of the Proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations; the ability to meet stock exchange listing standards following the consummation of the Proposed Business Combination; the risk that the Proposed Business Combination disrupts current plans and operations of SPAC, the Company or CayCo as a result of the announcement and consummation of the Proposed Business Combination; the ability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; costs related to the Proposed Business Combination; changes in applicable laws or regulations; SPAC’s estimates of expenditures and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; the impact of the COVID-19 pandemic; changes in laws and regulations that impact the Company; ability to enforce, protect and maintain intellectual property rights; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in SPAC’s final prospectus dated January 26, 2022 relating to its initial public offering and in subsequent filings with the SEC, including the Registration Statement relating to the Proposed Business Combination expected to be filed by CayCo.

No Offer or Solicitation

This Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of December 22, 2023, by and among Chenghe Acquisition I Co., FST Corp., FST Merger Ltd., and Femco Steel Technology Co., Ltd.

10.1*	Sponsor Support Agreement, dated as of December 22, 2023, by and among Chenghe Acquisition I Co., Chenghe Investment I Limited, LatAmGrowth Sponsor LLC and Femco Steel Technology Co., Ltd.

10.2*	Company Shareholder Support Agreement, dated as of December 22, 2023, by and among Chenghe Acquisition I Co., Femco Steel Technology Co., Ltd., FST Corp., certain shareholders of Femco Steel Technology Co., Ltd. and certain shareholders of FST Corp.

10.3*	Form of Lock-up Agreement by and among FST Corp., Chenghe Investment I Limited and certain other parties thereto.

10.4*	Form of Investor Rights Agreement by and among Chenghe Acquisition I Co., FST Corp., Femco Steel Technology Co., Ltd., Chenghe Investment I Limited and certain other parties thereto.

99.1	Press Release, dated as of December 22, 2023.

99.2	English Translation of the Public Announcement of Femco Steel Technology Co., Ltd. made on the Emerging Market of the Taipei Exchange of Taiwan

* The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). SPAC hereby undertakes to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that SPAC may request confidential treatment for any such schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chenghe Acquisition I Co.

By:	/s/ Zhiyang Zhou
Name:	Zhiyang Zhou
Title:	Chief Executive Officer and Chief Financial Officer

Date: December 22, 2023